Investor Presentation Midwest IDEAS Conference August 2025

Safe Harbor Statements and Non-GAAP Financial Measures Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations and labor availability as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2024 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. August 2025Core Molding Investor Presentation 2

BUILDING PRODUCTS August 2025Core Molding Investor Presentation 3 The most reliable, innovative and responsive partner in engineered materials and manufacturing solutions: Headquartered in Columbus, OH Employees 1,570 NYSE American CMT Russell 3000 45 Year Old Company 2024 Sales by Country $302M (1) Adjusted EBITDA 12 Months Ended June 30, 2025 $30.2M (2) INDUSTRIAL & UTILITIES TRANSPORTATION POWERSPORTS Diversified Portfolio with Long Term Customer RelationshipsAbout Core Molding United States 45% Mexico 41% Canada 14% (1) Based on 2024 sales by Core production location. (2) (2) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation.

Our "Must Win Battle" Transformation Journey





Gross Margin %
20.0%
15.0%
10.0%
5.0%
2019
2020
2021
2022
2023
2024
TTM Q2 2025

2019/2020 Turnaround	2021 Product Focused	2022/2023 Institutionalize Operating Systems	2024/2025 Invest For Growth

Culture as a Competitive Advantage

Dig out | Back to Basics	Innovation | Diversification	Leverage Improvements	Sales Expansion | Investments

2019/2020 — Dig out | Back to Basics

Organizational
- Getting the right people on the bus

Customers
- Maintain customers

Operational
- Fix equipment

Financial
- Bank refinancing

2021 — Innovation | Diversification

Organizational
- "Great Place to Work" initiative

Innovation
- Design, Functionality, and Durability

Diversification
- New, growing end markets

Operational
- Standardize the basics

2022/2023 — Leverage Improvements

Pricing
- Fix or get out, contract adjustments

Operational
- Continuous improvement system, process optimization

Organizational
- Front Line Leadership Development, technical skill development

2024/2025 — Sales Expansion | Investments

Sales & Marketing
- Wallet share expansion,

Growth
- Organic growth investments
  - New processes
  - Footprint
  - New Revenue Streams

Organizational
- Leadership development

CORE MOLDING TECHNOLOGIES

August 2025Core Molding Investor Presentation 5 Why Invest in Core Market Leadership through Manufacturing Excellence Few competitors, high barriers to entry Large, Diverse Addressable Markets Long-term relationships with blue-chip companies Proprietary, Highly- Engineered Products Single source, technical solutions Product innovation expertise Tariff protected USMCA compliant products

August 2025Core Molding Investor Presentation 6 $7 Billion Total Addressable Market In Attractive Industry Verticals Invest for Growth Growing wallet share Multiple industry channel expansion Offering higher value solutions $2.0B Building Products $1.0B Aerospace $0.4B Construction & Ag. $0.8B Consumer Products $0.7B Truck $0.6B Powersports / Golf Cars $1.5B Industrial & Utilities

Matamoros, MX Monterrey, MX August 2025Core Molding Investor Presentation 7 Our Large North American Manufacturing Footprint *Based on 2024 Product Sales * USMCA compliant products 34% 25% 16% 14% 4% 7% Product Sales by Facility* Columbus, OH Cobourg, Ontario Winona, MN Gafney, SC >1.3M Square Feet 82 Presses Presses up to 5500 Ton

August 2025Core Molding Investor Presentation 8 Supplying Products to Industry Leaders in Growing and Diverse Industries 56% 24% 6% 14% 2024 Net Product Sales By Industry Truck Powersports Building Products Industrial and Utilities Long-term relationships with blue-chip companies providing single-source manufacturing arrangements with key customers Truck Building Products Power Sports Industrial, Utilities & Other

August 2025Core Molding Investor Presentation 9 Sustainable, High-value Solutions Contribute to our Diversification Strategy Truck Powersports Building Products Industrial and Utilities Light Weighting Corrosion Resistance Parts Consolidation Durability Cost Savings Recyclability Why Customers Choose Core

August 2025Core Molding Investor Presentation 10 Organic Growth / Investment in Future Growth Won $150mm contract for Volvo roofs to be launched in our Matamoros facility, under a long-term, contractual agreement • Adjusted EBITDA accretive in the first full year and ROCE above 5 yr target Investing $25mm to: • Expand Matamoros facility to launch Volvo roofs • New 150K ft2 facility in Monterrey • Consolidate current 48k ft2 facility and a 30k ft2 warehouse • Transfer DCPD molding to better service current customers in Monterrey • Adding large part High Pressure Injection molding • Adding Top Coat paint to grow molding business and added value, enabling full service supply

August 2025Core Molding Investor Presentation 11 Medical Automotive EV Battery Enclosures Carbon Fiber Molding SMC and Top Coat Paint Aerospace New/Expand Industry Verticals

Core Molding Investor Presentation 12 Core’s Unique Differentiators and Award-Winning Solutions Why Customers Stay with Core Lightweight = Lower Total Costs High Strength to Weight Innovative Material & Process Development Multi-Composite Design Flexibility • Total installation cost 15% lower • 10X Faster installation • High performance vs Cost = Value • Durability and Corrosion resistance • Large format / One-piece Design • Design Flexibility • Value Added Features • High value integrated design: Unique Solutions • Increased Strength / Durability

August 2025Core Molding Investor Presentation 13 Case Study: Offering Light Weighting Solutions Easier installation Reduced Labor Improved Employee Safety / Reduced Injuries / OSHA On site modifications Reduced need for onsite installation equipment Saves 80% CO2 emissions vs concrete equivalent Lower overall cost Polymer Concrete 90 Lbs. Composite 25 Lbs. Composite 40 Lbs. Concrete 300 Lbs. Highly Engineered Technical Solution Sales

August 2025Core Molding Investor Presentation 14 Case Study: Offering Part Consolidation Solutions Unique Solutions Create Optimized Design Simplified assembly / Reduced Labor for the customer Integrated with the customer development (Early in the development process) Unique capability to create large format products 3X higher strength, 30Lbs lighter, 60% less labor to install 43 Parts 1 Part ● All fasteners, engine mounts and transducer molded into one part ● Fiber reinforced tape molded into side for side impact strength

Financials August 2025

August 2025Core Molding Investor Presentation 16 Capital Allocation Priorities Multifaceted allocation strategy to maximize shareholder value Organic Growth • Capital investments meeting Company’s return requirements • Projected sustaining capital spend in 2025 of $10-$12mm • Growth capex of $25mm over the next 18 months M&A • Tuck in acquisitions • Valuations of $10 - $40 million • Disciplined evaluation process to identify appropriate opportunities Return Capital to Shareholders • Share repurchase is preferred method • Authorized $7.5mm share repurchase program in place • Approximately 324k shares @ $16.03 per share repurchased in 2024-2025 Maintain Strong Balance Sheet • Zero net debt – Cash balance of $43.2mm as of June 2025 • Current leverage ratio of ~.70 times Adjusted EBITDA • Available liquidity flexibility to take advantage of opportunities

August 2025Core Molding Investor Presentation 17 Selected Financial Information 2025 Q2 Trailing Twelve Month ● Impact of economic slowdown reducing customer demand in 2025 ● Company focus on operational improvements and portfolio profitability driving higher earnings ● Adjusted EBITDA as % of sales of 10.9% ● Disciplined capital deployment approach focused on increasing ROCE ● Excluding ~ $43mm of accumulated cash to be redeployed, 2025 ROCE = 11.5% $308 $377 $358 $302 $276 $0 $50 $100 $150 $200 $250 $300 $350 $400 2021 2022 2023 2024 TTM June 2025 Total Sales in millions $26.7 $31.9 $42.9 $33.8 $30.2 0.0% 5.0% 10.0% 15.0% $0 $10 $20 $30 $40 $50 2021 2022 2023 2024 TTM June 2025 Adj EBITDA in millions / % of Sales (1) Adj EBITDA EBITDA % 10.5% 12.7% 16.4% 10.7% 8.6% 0% 5% 10% 15% 20% 2021 2022 2023 2024 TTM June 2025 Return on Capital Employed (ROCE) (1) 14.2% (2) 11.5% (2) (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation. (2) ROCE excluding accumulated cash.

August 2025Core Molding Investor Presentation 18 Cash Flows and Reinvestment Three Year Summary ~$90M Operating cash flow $52M free cash flows $14M Reinvestment to support Company growth Excluding growth capex $66M Capacity in place to support $425 to $475 million of revenues

August 2025Core Molding Investor Presentation 19 Long Term Financial Goals Our Three to Five Year Financial Targets Revenues >$500MM • Organic growth • Acquisitions • Goal timing may be impacted due to return to pre-pandemic demand levels Operating Income 8%-10% • Operational improvements • Value selling • Leverage fixed costs Return on Capital Employed 14%-16% • Investment in capacity and automation • Acquisitions • Working Capital Management

August 2025Core Molding Investor Presentation 20 Contacts Company Contact Alex Panda Chief Financial Officer apanda@coremt.com Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207

APPENDIX

August 2025Core Molding Investor Presentation 22 Class 8 Truck Market Forecast / Overview – From ACT 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 Annual Class 8 Truck Production (units) - per ACT Actual ACT Fcst Comments from latest ACT Report: With national-level data unsupportive and softening, and industry anecdotes increasingly pessimistic, the outlook continues to erode. It comes down to: 1. Significant uncertainty driven by Federal policy paradigm shift leading to slower growth a) Trade b) Regulation 2. Import taxes, paid by consumers and businesses, are boosting inflation and eating into investment and consumption potential 3. Persistent and sticky industry overcapacity 4. Still pulseless front-running industry data

August 2025Core Molding Investor Presentation 23 Net Income (Loss) to Adjusted EBITDA Reconciliation (1) Includes net interest expense, non-cash periodic post retirement costs and loss on extinguishment of debt. (2) Reflects facility closure and severance payments. Reconciliation of GAAP to Non-GAAP Financial Measures * Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented.

Year-End and Return on Capital Employed ("ROCE") Reconciliation

in thousands	2020	2021	2022	2023	2024	TTM June 2025
EBIT	$ 10,390	$ 11,068	$ 18,003	$ 26,537	$ 16,695	$ 12,528
Plant Closure and Severance Costs[1]		2,581	-	-	1,294	2,473
Adjusted EBIT	**$ 10,390**	**$ 13,649**	**$ 18,003**	**$ 26,537**	**$ 17,989**	**$ 15,001**

	December 31, 2020	2021	2022	2023	2024	June 30, 2025
Shareholders' Equity	$ 93,932	$ 100,095	$ 116,125	$ 138,953	$ 147,361	$ 153,461
Debt						
Short Term Portion of Term Debt	2,535	3,943	1,208	1,468	1,814	1,814
Long Term Portion of Term Debt	25,198	21,251	22,986	21,519	19,706	18,797
Revolver	420	4,424	1,864	-	-	-
Total Capital Employed	**$ 122,085**	**$ 129,713**	**$ 142,183**	**$ 161,940**	**$ 168,881**	**$ 174,072**
ROCE	**8.5%**	**10.5%**	**12.7%**	**16.4%**	**10.7%**	**8.6%**

in thousands	2024	TTM June 2025
EBIT	$ 16,695	$ 12,528
Plant Closure and Severance Costs[1]	1,294	2,473
Adjusted EBIT	**$ 17,989**	**$ 15,001**

	2024[2]	TTM June 2025[2]
Shareholders' Equity	$ 147,361	$ 153,461
Debt		
Short Term Portion of Term Debt	1,814	$ 1,814
Long Term Portion of Term Debt	19,706	$ 18,797
Accumulated Cash	(41,803)	(43,212)
Total Capital Employed	**$ 127,078**	**$ 130,860**
ROCE	**14.2%**	**11.5%**

(1) Reflects Cincinnati facility closing and severance costs
(2) ROCE excluding accumulated cash

Reconciliation of GAAP to Non-GAAP Financial Measures

* Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders' Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies.

CORE MOLDING TECHNOLOGIES
Core Molding Investor Presentation
August 2025 24